UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017

ONEBEACON INSURANCE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605 North Highway 169, Plymouth, Minnesota 55441 (Address of Principal Executive Offices) (ZIP Code)

(952) 852-2431
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On September 28, 2017, in connection with the previously announced consummation of the merger (the “Merger”) of OneBeacon Insurance Group, Ltd. (the “Company”) with a subsidiary of Intact Financial Corporation, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the Company’s independent registered public accounting firm. The decision to dismiss PwC as the Company’s independent registered public accounting firm, contingent upon the consummation of the Merger, was approved by the Audit Committee of the Company’s Board of Directors.

PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2016 and 2015, as well as during the subsequent interim period through September 28, 2017, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PwC with respect to any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods; or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided PwC with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Item 4.01 and has requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of PwC’s letter, dated September 28, 2017, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated as of September 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2017

ONEBEACON INSURANCE GROUP, LTD.

By:	/s/ Maureen A. Phillips
Name: Maureen A. Phillips
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated as of September 28, 2017